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                                                                    EXHIBIT 23.1






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Advanced Energy Industries, Inc.'s previously filed Registration Statements on Forms S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233, 333-65413, 333-79425 and
333-79429); and Forms S-3 (File Nos. 333-37378 and 333-47114).


                                                     /s/ Arthur Andersen LLP


Denver, Colorado.
     March 26, 2001.